                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                        335,151.70
Available Funds:
       Contract Payments due and received in this period                                                3,408,676.07
       Contract Payments due in prior period(s) and received in this period                               252,231.19
       Contract Payments received in this period for next period                                           91,707.23
       Sales, Use and Property Tax, Maintenance, Late Charges                                              95,278.01
       Prepayment Amounts related to early termination in this period                                   6,374,372.59
       Servicer Advance                                                                                   353,991.52
       Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
       Transfer from Reserve Account                                                                        2,787.03
       Interest earned on Collection Account                                                                3,060.42
       Interest earned on Affiliated Account                                                                  201.98
       Proceeds from repurchase of Contracts per Contribution and Servicing
         Agreement Section 5.03                                                                                 0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                          0.00
       Amounts paid under insurance policies                                                                    0.00
       Any other amounts                                                                                        0.00

                                                                                                       -------------
Total Available Funds                                                                                  10,917,457.74
Less: Amounts to be Retained in Collection Account                                                        281,593.09
                                                                                                       -------------
AMOUNT TO BE DISTRIBUTED                                                                               10,635,864.65
                                                                                                       =============

DISTRIBUTION OF FUNDS:
   1.    To Trustee -  Fees                                                                                     0.00
   2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                       252,231.19
   3.    To Noteholders (For Servicer Report immediately following the Final Additional
          Closing Date)

            a) Class A1 Principal and Interest                                                                  0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                              0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                              0.00
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                      9,005,724.71
            b) Class B Principal and Interest                                                             153,474.40
            c) Class C Principal and Interest                                                             307,218.01
            d) Class D Principal and Interest                                                             205,652.79
            e) Class E Principal and Interest                                                             262,193.96

   4.    To Reserve Account for Requirement per Indenture  Agreement Section 3.08                               0.00
   5.    To Issuer - Residual Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                 22,053.33
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)               286,566.28
            c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)       2,787.03
   6.    To Servicer, Tax, Maintenance, Late Charges and Bank
           Interest Earned and Any Other Amounts                                                           98,540.41
   7.    To Servicer, Servicing Fee and other Servicing
           Compensations                                                                                   39,422.54
                                                                                                       -------------
TOTAL FUNDS DISTRIBUTED                                                                                10,635,864.65
                                                                                                       =============

End of Period Collection Account Balance {Includes Payments in Advance &
   Restricting Event Funds (if any)}                                                                      281,593.09
                                                                                                       =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                      $2,925,289.09
   - Add Investment Earnings                                                                                2,787.03
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
   - Less Distribution to Certificate Account                                                               2,787.03
                                                                                                       -------------
End of period balance                                                                                  $2,925,289.09
                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                             $2,925,289.09
                                                                                                       =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                        72,093,608.39
                     Pool B                                        20,417,511.54
                                                                   -------------
                                                                                       92,511,119.93

Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     467,406.89
Class A Monthly Interest - Pool B                                     132,373.53

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  7,329,735.30
Class A Monthly Principal - Pool B                                  1,076,208.99
                                                                   -------------
                                                                                        8,405,944.29
Ending Principal Balance of the Class A Notes
                     Pool A                                        64,763,873.09
                     Pool B                                        19,341,302.55
                                                                   -------------
                                                                                       -------------
                                                                                       84,105,175.64
                                                                                       =============

-----------------------------------------------------------------------------------------------------
 Interest Paid Per $1,000                  Principal Paid Per $1,000                 Ending Principal
Original Face $257,425,000                Original Face $257,425,000                  Balance Factor
       $  2.329923                             $    32.653955                           32.671720%
-----------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                                0.00
                    Class A2                                                0.00
                    Class A3                                                0.00
                    Class A4                                       92,511,119.93
                                                                   -------------
                                                                                       92,511,119.93
Class A Monthly Interest
                    Class A1 (Actual Number Days/360)                       0.00
                    Class A2                                                0.00
                    Class A3                                                0.00
                    Class A4                                          599,780.42
                                                                   -------------
Class A Monthly Principal
                    Class A1                                                0.00
                    Class A2                                                0.00
                    Class A3                                                0.00
                    Class A4                                        8,405,944.29
                                                                   -------------
                                                                                        8,405,944.29
Ending Principal Balance of the Class A Notes
                    Class A1                                                0.00
                    Class A2                                                0.00
                    Class A3                                                0.00
                    Class A4                                       84,105,175.64
                                                                   -------------       -------------
                                                                                       84,105,175.64
                                                                                       =============

Class A3

-----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000                       Ending Principal
Original Face $95,625,000           Original Face $95,625,000                        Balance Factor
   $         6.272214                  $         87.905300                             87.953125%
-----------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                          1,228,228.17
                    Pool B                                            347,739.75
                                                                    ------------
                                                                                        1,575,967.92

Class B Overdue Interest, if any                                            0.00
Class B Monthly Interest - Pool A                                       7,942.54
Class B Monthly Interest - Pool B                                       2,248.72
Class B Overdue Principal, if any                                           0.00
Class B Monthly Principal - Pool A                                    124,938.67
Class B Monthly Principal - Pool B                                     18,344.47
                                                                    ------------
                                                                                          143,283.14
Ending Principal Balance of the Class B Notes
                    Pool A                                          1,103,289.50
                    Pool B                                            329,395.28
                                                                    ------------
                                                                                        ------------
                                                                                        1,432,684.78
                                                                                        ============

-------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                Ending Principal
Original Face $4,387,000                       Original Face $4,387,000                 Balance Factor
   $         2.323059                            $        32.660848                       32.657506%
-------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                          2,457,147.59
                    Pool B                                            695,788.35
                                                                    ------------
                                                                                        3,152,935.94

Class C Overdue Interest, if any                                            0.00
Class C Monthly Interest - Pool A                                      16,094.32
Class C Monthly Interest - Pool B                                       4,557.41
Class C Overdue Principal, if any                                           0.00
Class C Monthly Principal - Pool A                                    249,877.34
Class C Monthly Principal - Pool B                                     36,688.94
                                                                    ------------
                                                                                          286,566.28
Ending Principal Balance of the Class C Notes
                    Pool A                                          2,207,270.25
                    Pool B                                            659,099.41
                                                                    ------------
                                                                                        ------------
                                                                                        2,866,369.66
                                                                                        ============

-------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                Ending Principal
Original Face $8,775,000                       Original Face $8,775,000                 Balance Factor
   $        2.353474                             $         32.657126                      32.665181%
-------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                          1,638,098.36
                    Pool B                                            463,858.91
                                                                    ------------
                                                                                        2,101,957.27

Class D Overdue Interest, if any                                            0.00
Class D Monthly Interest - Pool A                                      11,384.78
Class D Monthly Interest - Pool B                                       3,223.82
Class D Overdue Principal, if any                                           0.00
Class D Monthly Principal - Pool A                                    166,584.89
Class D Monthly Principal - Pool B                                     24,459.30
                                                                    ------------        ------------
                                                                                          191,044.19
Ending Principal Balance of the Class D Notes
                    Pool A                                          1,471,513.47
                    Pool B                                            439,399.61
                                                                    ------------        ------------
                                                                                        1,910,913.08
                                                                                        ============

-----------------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000                    Ending Principal
Original Face $5,850,000           Original Face $5,850,000                     Balance Factor
    $      2.497197                    $     32.657126                            32.665181%
-----------------------------------------------------------------------------------------------

VII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                          2,047,968.60
                    Pool B                                            579,978.04
                                                                    ------------
                                                                                        2,627,946.64

Class E Overdue Interest, if any                                            0.00
Class E Monthly Interest - Pool A                                      18,226.92
Class E Monthly Interest - Pool B                                       5,161.80
Class E Overdue Principal, if any                                           0.00
Class E Monthly Principal - Pool A                                    208,231.12
Class E Monthly Principal - Pool B                                     30,574.12
                                                                    ------------
                                                                                          238,805.24
Ending Principal Balance of the Class E Notes
                    Pool A                                          1,839,737.48
                    Pool B                                            549,403.92
                                                                    ------------        ------------
                                                                                        2,389,141.40
                                                                                        ============

-------------------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000                      Ending Principal
Original Face $7,313,000          Original Face $7,313,000                       Balance Factor
    $       3.198239                  $       32.654894                             32.669785%
-------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                          2,459,849.78
                    Pool B                                            696,995.59
                                                                    ------------
                                                                                        3,156,845.37

Residual Interest - Pool A                                             16,539.04
Residual Interest - Pool B                                              5,514.29
Residual Principal - Pool A                                           249,877.34
Residual Principal - Pool B                                            36,688.94
                                                                    ------------
                                                                                          286,566.28
Ending Residual Principal Balance
                    Pool A                                          2,209,972.44
                    Pool B                                            660,306.65
                                                                    ------------        ------------
                                                                                        2,870,279.09
                                                                                        ============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                          39,422.54
- Servicer Advances reimbursement                                                        252,231.19
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                         98,540.41
                                                                                        -----------
Total amounts due to Servicer                                                            390,194.14
                                                                                        ===========

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the beginning of the related Collection Period                                     81,924,900.83

     Aggregate Discounted Contract Balance of Additional Contracts
        acquired during Collection Period                                                                         0.00

     Decline in Aggregate Discounted Contract Balance                                                     8,329,244.66

     Aggregate Discounted Contract Balance, as defined in Indenture                                      -------------
        Agreement, at the ending of the related Collection Period                                        73,595,656.17
                                                                                                         =============
     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                2,237,477.82

        - Principal portion of Prepayment Amounts                                     6,091,766.84

        - Principal portion of Contracts repurchased under Indenture
               Agreement Section 4.02                                                         0.00

        - Aggregate Discounted Contract Balance of Contracts that have
               become Defaulted Contracts during the Collection Period                        0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts
               added during Collection Period                                                 0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts
               withdrawn during Collection Period                                             0.00
                                                                                      ------------
                    Total Decline in Aggregate Discounted Contract Balance            8,329,244.66
                                                                                      ============
POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the beginning of the related Collection Period                                     23,201,872.19

     Aggregate Discounted Contract Balance of Additional Contracts
        acquired during Collection Period                                                                         0.00

     Decline in Aggregate Discounted Contract Balance                                                     1,222,964.76

     Aggregate Discounted Contract Balance, as defined in Indenture                                      -------------
        Agreement, at the ending of the related Collection Period                                        21,978,907.43
                                                                                                         =============
     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                 972,749.39

        - Principal portion of Prepayment Amounts                                      250,215.37

        - Principal portion of Contracts repurchased under Indenture
              Agreement Section 4.02                                                         0.00

        - Aggregate Discounted Contract Balance of Contracts that have
              become Defaulted Contracts during the Collection Period                        0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts
              added during Collection Period                                                 0.00

        - Aggregate Discounted Contract Balance of Predecessor
              Contracts withdrawn during Collection Period                                   0.00

                                                                                     ------------
                    Total Decline in Aggregate Discounted Contract Balance           1,222,964.76
                                                                                     ============

AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED                                     -------------
   COLLECTION PERIOD                                                                                95,574,563.60
                                                                                                    =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #                Lessee Name                                              Present Value     Lease #            Present Value
---------    -------------------------------                                    -------------   -----------         ---------------
3155-007     RADNET MANAGEMENT, INC.                                            $  188,552.08    1231-033           $  1,243,525.87
3155-008     RADNET MANAGEMENT, INC.                                            $  535,706.60    1572-033           $    878,621.70
3205-002     FOUNTAIN AND PHOENIX DIAGNOSTIC                                    $3,111,829.21    2421-001           $ 1,711,098.71
3307-002     OPEN MRI OHIO 2 VENTURES, LLC                                      $  767,314.06    1046-501           $    639,976.34
3330-004     OPEN MRI TEXAS VENTURES, LLC                                       $  756,617.60    1100-503           $    659,108.62
                                                                                                 1912-002           $    107,797.25

                                                                                -------------                       ---------------
                                                                     Totals:    $5,360,019.55                       $  5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables     $0.00
b)  Total discounted Contract Balance of Substitute Receivables      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO X
                                                                                                ---                 ----

POOL B

                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #               Lessee Name                                               Present Value     Lease #            Present Value
---------    -----------------------------                                      -------------   -----------         ---------------
3305-001     OPEN MRI IOWA VENTURES, LLC                                        $1,004,680.88    1047-501           $     77,392.98
                                                                                                 1100-504           $     93,947.73
                                                                                                 1344-026           $     17,225.68
                                                                                                 1344-029           $     63,104.76
                                                                                                 1344-030           $      2,292.14
                                                                                                 1347-010           $      5,382.42
                                                                                                 1347-011           $    202,500.53
                                                                                                 1347-012           $    194,679.35
                                                                                                 1791-008           $     10,844.23
                                                                                                 1791-010           $     60,297.19
                                                                                                 1791-011           $      9,057.14
                                                                                                 1791-012           $      9,708.25
                                                                                                 2097-004           $     44,783.62
                                                                                                 2454-001           $     80,861.15
                                                                                                 2454-003           $     86,291.63
                                                                                                 1101-524           $     27,639.26
                                                                                -------------                       ---------------
                                                                     Totals:    $1,004,680.88                       $    986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $    986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                                                                   $ 90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                                 1.09%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
 HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables     $0.00
b)  Total discounted Contract Balance of Substitute Receivables      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO X
                                                                                                -----               ----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #               Lessee Name                                               Present Value     Lease #            Present Value
---------    -----------------------------                                      -------------   -----------         ---------------
2841-002     MEDICAL IMAGING CO., INC.                                         $   980,724.35    2207-005           $  1,326,497.89
2908-001     ALASE, L.L.C.                                                     $   131,731.36
2002476-2    ASHLAND AREA COMMUNITY HOSPITAL INC.                              $   169,739.33
             CASH                                                              $    44,302.85
1999-004     NAVIX DIAGNOSTIX, INC.                                            $ 2,985,811.62    1881-005           $  2,387,877.73
3155-007     RADNET MANAGEMENT, INC.                                           $   335,553.30    4284-402           $    335,553.30
1504-013     SIGNATURE MEDICAL                                                 $ 1,221,375.67    2557-001           $  1,323,430.38
             CASH                                                              $   102,054.71
3698-001     ADVANCED MEDICAL IMAGING CENTER                                   $ 2,192,917.65    1969-006           $  1,246,104.58
3702-007     USDL PITTSBURGH INC & USDL PITTSBURGH HOLDING                     $ 2,491,584.11     973-024           $     23,059.86
                                                                                                 1081-502           $  1,402,638.25
                                                                                                 1629-016           $    227,769.98
                                                                                                 1191-501           $     50,901.66
                                                                                                 2407-001           $  1,156,266.41
                                                                                                 2407-002           $    650,353.97
                                                                               --------------                       ---------------
                                                                     Totals:   $10,655,794.95                       $ 10,130,454.01

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       10,130,454.01
b) ADCB OF POOL A AT CLOSING DATE                                                                                   $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables     $0.00
b)  Total discounted Contract Balance of Substitute Receivables      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO X
                                                                                                -----               ----
POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                      Predecessor
                                                                                 Discounted     Predecessor            Discounted
Lease #               Lessee Name                                               Present Value     Lease #            Present Value
---------    -----------------------------                                      -------------   -----------         ---------------
1679-002     OPENSIDED MRI OF ST. LOUIS, L.L.C.                                $  506,250.32      2207-004         $     611,746.22
1218-020     MEDICAL SERVICES OF AMERICA                                       $  200,642.43

                                                                               -------------                       ----------------
                                                                     Totals:   $  706,892.75                       $     611,746.22

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $     611,746.22
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $  90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               0.68%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
 HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables     $0.00
b)  Total discounted Contract Balance of Substitute Receivables      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO X
                                                                                                -----               ----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.                     AGGREGATE DISCOUNTED CONTRACT BALANCE

Contracts Delinquent > 90 days                                         Total Outstanding Contracts
This Month                                       1,717,562.53          This Month                           95,574,563.60
1 Month Prior                                    2,651,962.35          1 Month Prior                       105,126,773.02
2 Months Prior                                   2,656,188.90          2 Months Prior                      108,468,715.98

Total                                            7,025,713.78          Total                               309,170,052.60

a) 3 MONTH AVERAGE                               2,341,904.59          b) 3 MONTH AVERAGE                  103,056,684.20

c) a/b                                                   2.27%

2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                       Yes          No   X
                                                                                                          -------      -------
3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                          Yes          No   X
                                                                                                          -------      -------
        B. An Indenture Event of Default has occurred and is then continuing?                          Yes          No   X
                                                                                                          -------      -------

4.      Has a Servicer Event of Default occurred?                                                      Yes          No   X
                                                                                                          -------      -------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                               Yes          No   X
                                                                                                          -------      -------
        B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
           or obligation not remedied within 90 days?                                                  Yes          No   X
                                                                                                          -------      -------
        C. As of any Determination date, the sum of all defaulted contracts since the
           Closing date exceeds 6% of the ADCB on the Closing Date?                                    Yes          No   X
                                                                                                          -------      -------



6.      Aggregate Discounted Contract Balance at Closing Date                              Balance     $ 270,243,724.70
                                                                                                         --------------

        DELINQUENT LEASE SUMMARY

Days Past Due                          Current Pool Balance                    # Leases
-------------                          --------------------                    --------
  31 - 60                                  3,481,213.40                           38
  61 - 90                                     75,567.01                            3
  91 - 180                                 1,717,562.53                            8

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization